SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                               ----------------------

                                      FORM 8-K



                                   CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) September 15, 2003



                            UNIVERSAL MONEY CENTERS, INC.

               (Exact name of registrant as specified in its charter)



         Missouri                       1-8460                  43-1242819
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation or             File Number)         Identification Number)
      organization)


                       6800 Squibb Road, Mission, Kansas 66202

                  (Address of principal executive offices)(zip code)



         Telephone number of registrant, including area code: (913) 831-2055

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Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed with this report:





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           Exhibit No.         Description of Exhibit
           -----------         ----------------------

           99.1                Press release dated September 15, 2003

Item 12.     Results of Operations and Financial Conditions.

      On September 15, 2003, Universal Money Centers, Inc. issued a press release announcing its results of operations for the three and six months ended July 31, 2003.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.








                                     SIGNATURES
                                     ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNIVERSAL MONEY CENTERS, INC.



                               /s/ David S. Bonsal
                               ----------------------------------------
                               David S. Bonsal, Chief Executive Officer

      Date:   September 22, 2003



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


                                    EXHIBIT INDEX




      EXHIBIT  NO.             DESCRIPTION OF EXHIBIT
      -------  ---             ----------------------

      99.1                     Press release dated September 15, 2003




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